UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2013

CHATHAM LODGING TRUST

(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 211 Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)

(561) 802-4477

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 17, 2013, a wholly owned subsidiary of Chatham Lodging Trust (the “Company”) completed the previously announced acquisition of the 178-room Hyatt Place® Pittsburgh North Shore in Pittsburgh, Pennsylvania (the “Pittsburgh Hyatt Place”) for a total cash purchase price of $40.0 million, plus customary pro-rated amounts and closing costs, from Continental/Rockbridge North Shore Hotel, L.P. (the “HP Seller”). Rolf E. Ruhfus, one of the Company’s independent trustees, holds a 3.86% ownership interest in the HP Seller. The Pittsburgh Hyatt Place will be managed by Island Hospitality Management (“IHM”), which is 90% owned by Jeffrey H. Fisher, the Company’s Chairman, President and Chief Executive Officer, pursuant to a management agreement between the Company’s taxable real estate investment trust subsidiary (“TRS”) and IHM.

The management agreement with IHM for the Pittsburgh Hyatt Place provides for base management fees equal to 3% of the hotel’s gross room revenue, a revenue management fee equal to $1,000 per month and an accounting fee equal to $1,200 per month. The initial term of the management agreement is for five years, which will renew automatically for two successive five-year terms unless terminated by the TRS or IHM by written notice to the other party no later than 90 days prior to the term’s expiration. The management agreement may be terminated for cause, including the failure of the Pittsburgh Hyatt Place’s operating performance to meet specified levels, or upon the sale of the hotel.

The Company funded the acquisition of the Pittsburgh Hyatt Place with a $24.2 million fixed rate loan from Barclays Bank plc, secured by a mortgage on the hotel, and with borrowings under the Company’s senior secured revolving credit facility. The fixed rate loan is for a term of ten years and carries a fixed interest rate of 4.65% per annum, with principal and interest based on a 30-year amortization.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The report, financial statements and notes listed below related to the Pittsburgh Hyatt Place, which were included in the Company’s Current Report on Form 8-K filed on June 12, 2013, are incorporated herein by reference.

Report of PricewaterhouseCoopers LLP dated June 11, 2013

Balance Sheets of Hyatt Place Pittsburgh North Shore Hotel as of March 31, 2013 (Unaudited) and December 31, 2012 and 2011

Statements of Operations of Hyatt Place Pittsburgh North Shore Hotel for the three-month periods ended March 31, 2013 and 2012 (Unaudited), and for the years ended December 31, 2012 and 2011

Statements of Partners’ Capital of Hyatt Place Pittsburgh North Shore Hotel for the three-month periods ended March 31, 2013 (Unaudited), and for the years ended December 31, 2012 and 2011

Statements of Cash Flows of Hyatt Place Pittsburgh North Shore Hotel for the three-month periods ended March 31, 2013 and 2012 (Unaudited), and for the years ended December 31, 2012 and 2011

Notes to Financial Statements

(b) Pro Forma Financial Information.

The pro forma financial information of the Company listed below, which was included in the Company’s Current Report on Form 8-K filed on June 12, 2013, is incorporated herein by reference.

Chatham Lodging Trust

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2013

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2013

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

Date: June 21, 2013	By:	/s/ Dennis M. Craven
Dennis M. Craven
Executive Vice President and Chief Financial Officer

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